Exhibit 10.42


                    REPLACEMENT SECURITIES PURCHASE AGREEMENT

         THIS REPLACEMENT SECURITIES PURCHASE AGREEMENT (the "Agreement") dated as of January 30, 2002, between Diamond Entertainment Corporation, a New Jersey corporation with principal executive offices located at 800 Tucker Lane, Walnut, California 91789 (the "Company"), and the persons signatory hereto (collectively, the "Buyers" and individually, "Buyer").

                              W I T N E S S E T H:

         WHEREAS, Buyers desires to replace with the Company, and the Company desires to issue and replace with the Buyer, upon the terms and subject to the conditions of this Agreement, (i) 13 shares of Series B Convertible Preferred Stock, no par value (the "Preferred Stock"), having the rights, preferences and privileges set forth in the Articles of Amendment of the Articles of Incorporation of the Company designating the rights, preferences, privileges and restrictions of Series B Preferred Stock attached hereto as Annex I (the "Certificate of Designations"), in replacement of a convertible note issued by the company in March 1999, in the possession of the Buyer;

         WHEREAS, upon the terms and subject to the conditions set forth in the Certificate of Designations, the Preferred Stock is convertible into shares of Common Stock.

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         I.       PURCHASE AND SALE OF PREFERRED STOCK

         A. Transaction. The Buyer hereby agrees to replace with the Company, and the Company hereby agrees to issue and replace with the Buyer, in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), the number of shares of Preferred Stock and Warrants set forth on the signature page hereof in replacement of a convertible note issued by the Company to the Buyer. The exchange of the Preferred Stock and Warrants shall be made pursuant to the provisions of this Agreement, which is one of several substantially identical counterparts executed by the Buyers in connection with the offering ("Offering") by the Company of the Preferred Stock and Warrants for an aggregate purchase price of $100,000 plus $30,000 in accrued interest ($28,525.13 in interest through January 30, 2001 plus the $1,474.87 difference,(which will be paid to the Company at closing)), which together shall govern the purchase and sale of the shares of Preferred Stock and Warrants. As used herein, the term "Agreement" shall mean this Agreement and all Exhibits, Annexes, Schedules and amendments thereto together with all the other Agreements executed by the Buyers in the Offering.

         B. Amount Exchanged. The purchase price for the Series B Convertible Preferred Stock and Warrants to be purchased by the Buyer hereunder shall be


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equal to ten thousand dollars ($10,000) times the number of shares of Preferred
Stock purchased (the "Purchase Price"). It is acknowledged that the Purchaser has paid the $100,000 Purchase Price on March 26, 1999 in the form of a wire transfer, and that the Company has paid the Purchaser accrued interest through January 30, 2001 of $30,000, in the form of three convertible series B Preferred Shares, that was owed the Purchaser ($28,325.14 accrued interest through 1/30/2001 plus $1,474.87 to be paid the Company upon closing).

         c. Rule 144(d)(3)(i) Status: The Series B Convertible Preferred shares being received in exchange for the original $100,000 convertible note, meet the relevant requirements of Rule 144(d)(3)(i), thus the holding period of the original debenture tacks onto the holding period of the Series B Preferred stock. Since the securities were purchased and paid for on March 26, 1999, the required two year holding period has been met. Thus the underlying shares that will be issued upon conversion of the $100,000, may be issued and sold free of any restrictive legends pursuant to rule 144(k) of the Securities Act of 1933, as amended and Section 4(2) of the securities Act as amended.

         II. BUYERS' REPRESENTATIONS, WARRANTIES; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

         Each Buyer represents and warrants to and covenants and agrees with the Company as follows:

         A. Buyer is receiving in exchange of a convertible debenture, the Preferred Stock, the Warrants, the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the shares of Common Stock issuable upon conversion of the Preferred Stock, including payment of interest for its own account, for investment purposes only and not with a view towards or in connection with the public sale or distribution thereof in violation of the Securities Act.

         B. Buyer (i) is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, (ii) is experienced in making investments of the kind contemplated by this Agreement, (iii) is capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Securities, (iv) acknowledges that and an investment in the Securities involves a high degree of risk, and (v) is able to afford the loss of its entire investment in the Securities.

         C. Buyer understands that the Securities are being offered and sold by the Company in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws; the Securities are "restricted securities" as defined in Rule 144 promulgated under the Securities Act, and that the Company is relying upon the accuracy of, and Buyer's compliance with, Buyer's representations, warranties and covenants set forth in this Agreement to determine the availability of such exemption and the eligibility of Buyer to purchase the Securities;

         D. Buyer has been furnished with or provided access to all materials relating to the business, financial position and results of operations of the Company, and all other materials requested by Buyer to enable it to make an informed investment decision with respect to the Securities.

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         E. Buyer acknowledges that it has been furnished with, or had access to through the EDGAR system of the Securities and Exchange Commission (the "SEC"), copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001 and all other reports and documents heretofore filed by the Company with the SEC pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since March 31, 2001 (collectively the "SEC Filings").

         F. Buyer acknowledges that in making its decision to purchase the Securities it has been given an opportunity to ask questions of and to receive answers from the Company's executive officers, directors and management personnel concerning the business, financial position and results of operations of the Company, as well as the terms and conditions of the private placement of the Securities by the Company.

         G. Buyer understands that the Securities have not been approved or disapproved by the SEC or any state securities commission and that the foregoing authorities have not reviewed any documents or instruments in connection with the offer and sale to it of the Securities and have not confirmed or determined the adequacy or accuracy of any such documents or instruments.

         H. This Agreement has been duly and validly authorized, executed and delivered by Buyer and is a valid and binding agreement of Buyer enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally.

         III.     COMPANY'S REPRESENTATIONS

         The Company represents and warrants to Buyer that except as disclosed on Schedule III hereto:

         A. Capitalization. 1. The authorized capital stock of the Company consists of 600,000,000 shares of Common Stock, no par value, of which 457,595,650 shares are outstanding on the date hereof and 4,999,950 share of Convertible Preferred Stock, no par value, of which 483,251 are issued with 172,923 being held in treasury, plus 50 Series A Convertible Preferred Stock, no par value, of which 40 shares are issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. The Conversion Shares and Warrant Shares have been duly and validly authorized and reserved for issuance by the Company, and when issued by the Company upon conversion of the Preferred Shares (including payment of interest), or on exercise of the Warrants in accordance with their terms, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive, subscription, "call" or other similar rights to acquire the Common Stock (including the Conversion Shares and Warrant Shares) that have been issued or granted to any person.

         2. The Company does have subsidiaries and does own or control, directly or indirectly, interest in another corporation, partnership, limited liability company, unincorporated business organization, association, trust or other business entity.

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         B.       Organization; Reporting Company Status.

                  1. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or on the consummation of any of the transactions contemplated by this Agreement (a "Material Adverse Effect").

         2. The Company has registered the Common Stock pursuant to Section 12 of the Exchange Act and has timely filed with the SEC all reports and information required to be filed by it pursuant to all reporting obligations under Section 13(a) or 15(d), as applicable, of the Exchange Act for the 12-month period immediately preceding the date hereof. The Common Stock is currently listed and traded on the NASDAQ, OTC:BB Bulletin Board ("OTC") and the Company has not received any notice regarding, and to its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing.

         C. Authorized Shares. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the conversion of the Preferred Stock (assuming for purposes of this Section III.C. a Conversion Price of the lesser of the fixed price or the floating price (as defined in the Certificate of Designations) and the exercise of the Warrants, without regard to the anti-dilution provisions of the Preferred Stock and Warrants. The Company agrees to increase number of shares on reserve upon the increase in authorized shares which will be voted upon at the Company's 2002 annual shareholder meeting. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Conversion Shares upon conversion of the Preferred Stock and the Warrant Shares upon exercise of the Warrants. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Stock and Warrant Shares upon exercise of the Warrants in accordance with this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company, notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the conversion of the Preferred Stock and the exercise of the Warrants. The Company agrees, without cost or expense to the Buyer, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

         D. Authority; Validity and Enforceability. The Company has the requisite corporate power and authority to enter into this Agreement, the Certificate of Designations, the Registration Rights Agreement of even date herewith between the Company and Buyer, a copy of which is annexed hereto as Annex IV (the "Registration Rights Agreement") and the Warrants and to perform all of its obligations hereunder and thereunder (including the issuance, sale and delivery to Buyer of the Securities). The execution, delivery and


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performance by the Company of this Agreement, the Certificate of Designations, the Warrants and the Registration Rights Agreement, and the consummation by the Company of the transactions contemplated hereby and thereby (the issuance of the Preferred Stock, the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares), has been duly authorized by all necessary corporate action on the part of the Company and no further consent or authorization of the Company or its Board of Directors or stockholders is required, except to the extent stockholder approval is required under NASDAQ rules. Each of this Agreement, the Certificate of Designations, the Warrants and the Registration Rights Agreement has been duly validly executed and delivered by the Company and each instrument constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general equitable principles. The Securities have been duly and validly authorized for issuance by the Company against receipt of the consideration thereof, and, when executed and delivered by the Company, will be valid and binding obligations of the Company enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general equitable principles.

         E. Non-contravention. The execution and delivery by the Company of this Agreement, the Certificate of Designations, the Warrant to Purchase Common Stock and the Registration Rights Agreement, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default (or an event which, with notice, lapse of time or both, would constitute a default) under (i) Articles of Incorporation or by-laws of the Company, (ii) except for such conflict, breach or default which would not have a Material Adverse Effect, any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which their respective properties or assets are bound, or (iii) any law, rule, regulation, decree, judgment or order of any court or public or governmental authority having jurisdiction over the Company or any of the Company's properties or assets, nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing, except for such conflict, breach or default which would not have a Material Adverse Affect.

         F. Approvals. Except for the filing of the Certificate of Designations with the State of New Jersey, no authorization, approval or consent of any court or public or governmental authority is required to be obtained by the Company for the issuance and sale of the Preferred Stock and the Warrants (and the Conversion Shares and Warrant Shares) to Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained by the Company prior to the date hereof.

         G. SEC Filings. None of the SEC Filings contained at the time they were filed any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company has not provided to Buyer any information that,


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according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed.

         H. Absence of Certain Changes. Except as disclosed in the SEC Filings or the Financial Statements (as defined in Section III.L. hereto), since the Balance Sheet Date (as defined in Section III.L.), there has not occurred any change, event or development in the business, financial condition, prospects or results of operations of the Company, and there has not existed any condition having or reasonably likely to have, a Material Adverse Effect.

         I. Full Disclosure. There is no fact known to the Company (other than general economic or industry conditions known to the public generally) that has not been fully disclosed in the SEC Filings or otherwise in writing to the Buyer that (i) reasonably would be expected to have a Material Adverse Effect or (ii) reasonably would be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement, the Certificate of Designations, the Warrants or the Registration Rights Agreement.

         J. Absence of Litigation. Except as set forth in the SEC Filings or
Schedule III.J, there is no action, suit, claim, proceeding, inquiry or investigation pending or, to the Company's knowledge, threatened, by or before any court or public or governmental authority which, if determined adversely to the Company, would have a Material Adverse Effect.

         K. Absence of Events of Default. No "Event of Default" (as defined in any agreement or instrument to which the Company is a party) and no event which, with notice, lapse of time or both, would constitute an Event of Default (as so defined), has occurred and is continuing, which could have a Material Adverse Effect.

         L. Financial Statements; No Undisclosed Liabilities. The Company has delivered or made available to Buyer true and complete copies of its audited balance sheet as at March 31, 2001 and the related audited statements of operations and cash flows for the fiscal year ended March 31, 2001 including the related notes and schedules thereto as well as the same unaudited financial statements as of and for the six month period ended September 31, 2001 (collectively, the "Financial Statements"), and all management letters, if any, from the Company's independent auditors relating to the dates and periods covered by the Financial Statements. Each of the Financial Statements has been prepared in accordance with United States Generally Accepted Accounting Principles ("GAAP") (subject, in the case of the interim Financial Statements, to normal year end adjustments and the absence of footnotes) and in conformity with the practices consistently applied by the Company without modification of the accounting principles used in the preparation thereof, and fairly presents the financial position, results of operations and cash flows of the Company as at the dates and for the periods indicated. For purposes hereof, the audited balance sheet of the Company as at March 31, 2001 is hereinafter referred to as the "Balance Sheet" and March 31, 2001 is hereinafter referred to as the "Balance Sheet Date". The Company has no indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in,


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reserved against or otherwise described in the Balance Sheet or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the Balance Sheet or the notes thereto or was not incurred in the ordinary course of business consistent with the Company's past practices since the Balance Sheet Date or was not previously disclosed to Astor Capital, Inc. as agent for Buyers or Buyer or disclosed in an SEC Filing .

         M. Compliance with Laws; Permits. The Company is in compliance with all laws, rules, regulations, codes, ordinances and statutes (collectively "Laws") applicable to it or to the conduct of its business, except for such non-compliance, which would not have a Material Adverse Effect. The Company possesses all permits, approvals, authorizations, licenses, certificates and consents from all public and governmental authorities, which are necessary to conduct its business, except for those the absence of which would not have a Material Adverse Effect.

         N. Related Party Transactions. Neither the Company nor any of its officers, directors or "Affiliates" (as such term is defined in Rule 12b-2 under the Exchange Act) has borrowed any moneys from or has outstanding any indebtedness or other similar obligations to the Company. Neither the Company nor any of its officers, directors or Affiliates (i) owns any direct or indirect interest constituting more than a one percent equity (or similar profit participation) interest in, or controls or is a director, officer, partner, member or employee of, or consultant to or lender to or borrower from, or has the right to participate in the profits of, any person or entity which is (x) a competitor, supplier, customer, landlord, tenant, creditor or debtor of the Company, (y) engaged in a business related to the business of the Company , or
(z) a participant in any transaction to which the Company is a party (other than in the ordinary course of the Company's business) or (ii) is a party to any contract, agreement, commitment or other arrangement with the Company, other than has already been disclosed in its current SEC filings.

         O. Insurance. The Company maintains property and casualty, general liability and workers' compensation, insurance with financially sound and reputable insurers that are adequate in light of the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

         P. Securities Law Matters. Based, in part, upon the accuracy and completeness of the representations, covenants and warranties of Buyer set forth in Section II hereof, the offer and sale by the Company of the Securities is exempt from (i) the registration and prospectus delivery requirements of the Securities Act and the rules and regulations of the SEC thereunder and (ii) the registration and/or qualification provisions of all applicable state securities and "blue sky" laws. Other than pursuant to an effective registration statement under the Securities Act, the Company has not issued, offered or sold Preferred Stock or any shares of Common Stock (including for this purpose any securities of the same or a similar class as the Preferred Stock or Common Stock, or any securities convertible into or exchangeable or exercisable for Preferred Stock or Common Stock or any such other securities) within the six-month period next


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preceding the date hereof, except as previously publicly disclosed or disclosed in writing to Buyer or in a SEC Filing, and the Company shall not directly or indirectly take, and shall not permit any of its directors, officers or Affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any person or entity of Preferred Stock or shares of Common Stock), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Buyer of the Preferred Stock (and the Conversion Shares) as contemplated by this Agreement. No form of general solicitation or advertising has been used or authorized by the Company or any of its officers, directors or Affiliates in connection with the offer or sale of the Preferred Stock (and the Conversion Shares) as contemplated by this Agreement or any other agreement to which the Company is a party.

         Q. Labor Matters. The Company is not party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements, which pertain to employees of the Company. No employees of the Company are represented by any labor organization and none of such employees has made a pending demand for recognition, and there are no representation proceedings or petitions seeking a representation proceeding presently pending or, to the Company's knowledge, threatened to be brought or filed, with the National Labor Relations Board or other labor relations tribunal. There is no organizing activity involving the Company or pending or to the Company's knowledge, threatened by any labor organization or group of employees of the Company. There are no (i) strikes, work stoppages, slowdowns, lockouts or arbitrations or (ii) material grievances or other labor disputes pending or, to the knowledge of the Company, threatened against or involving the Company. There are no unfair labor practice charges, grievances or complaints pending or, to the knowledge of the Company, threatened by or on behalf of any employee or group of employees of the Company.

         R. ERISA Matters. The Company and its ERISA Affiliates are in compliance in all material respects with all provisions of ERISA applicable to it. Neither the Company nor any ERISA Affiliate maintains, contributes, maintained or contributed to a plan subject to the provisions of Title IV of ERISA or Section 412 of the Internal Revenue Code.

         For purposes of this Section III.S.:

         "ERISA" means the Employee Retirement Income Security Act of 1974, or any successor statute, together with the final regulations promulgated thereunder, as the same may be amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that is a member of a group of which the Company is a member and which is treated as a single employer under ss. 414 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

         S. Tax Matters. 1. The Company has filed all Tax Returns which it is required to file under applicable Laws, except for such Tax Returns in respect of which the failure to so file does not and could not have a Material Adverse Effect; all such Tax Returns are true and accurate in all material respects and


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have been prepared in compliance with all applicable Laws; the Company has paid all Taxes due and owing by it (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which they are required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1999, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

         2. No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that such corporation is or may be subject to taxation by that jurisdiction. To the Company's knowledge, there are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company from any foreign, federal, state or local taxing authority. To the Company's knowledge, there are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed or entered into a closing agreement pursuant to ss. 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (B) has not agreed to or is required to make any adjustments pursuant to ss. 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of ss. 897(c)(2) of the Internal Revenue Code during the applicable period specified in ss. 897(c)(1)(A)(ii) of the Internal Revenue Code.

         3. The Company has not made an election under ss. 341(f) of the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. ss. 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. The Company is not a party to any tax sharing agreement. The Company has not made any payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that would not be deductible under ss. 28OG of the Internal Revenue Code.

         For purposes of this Section III:

         "IRS" means the United States Internal Revenue Service.

         "Tax" or "Taxes" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding,


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employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

         "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

         T. Property. The Company does not own any real property. Except as disclosed in the SEC Filings or the Financial Statements, the Company has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

         U. Intellectual Property. The Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, the Company is not infringing upon or in conflict with any right of any other person with respect to any Intangibles. No claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

         V. Internal Controls and Procedures. The Company maintains accurate books and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company is a party or by which its properties are bound are executed with management's authorization; (ii) the reported accountability of the Company's assets is compared with existing assets at regular intervals; (iii) access to the Company's assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

         W. Payments and Contributions. Neither the Company nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

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         X. No Misrepresentation. No representation or warranty of the Company contained in this Agreement, any schedule, annex or exhibit hereto or any agreement, instrument or certificate furnished by the Company to Buyer pursuant to this Agreement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         Y. Right of First Refusal. The Company has not granted any right of first refusal to any person with respect to the issuance of the Preferred Stock, Common Stock or securities convertible into Common Stock.

         IV.      CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

         A. Restrictive Legend. Buyer acknowledges and agrees that it will not offer, sell or otherwise dispose of any of its Securities in violation of federal and state securities laws, and upon issuance pursuant to this Agreement, the certificates or other evidence of the Securities (and any shares of Common Stock issued upon conversion of the Preferred Stock or upon exercise of the Warrants) shall have endorsed thereon a legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Securities to the same effect):

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS."

         B. Filings. The Company shall make all necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to the Buyer as required by all applicable Laws, and shall provide a copy thereof to the Buyer promptly after such filing.

         C. Reporting Status. So long as the Buyer beneficially owns any of the Securities, the Company shall use its best efforts to file all reports required to be filed by it with the SEC pursuant to Section 13 or 15(d) of the Exchange Act.

         D. Listing. So long as the Buyer beneficially owns any of the Securities, except to the extent the Company lists its Common Stock on The New York or American Stock Exchanges, the NASDAQ SmallCap Market or the OTC Bulletin Board, the Company shall use its best efforts to maintain its listing of the Common Stock on NASDAQ.

         E.       Reserved Conversion Shares.

         (1) Subject to Section 8 of the Certificate of Designations and Section 2(d) of the Registration Rights Agreement, the Company at all times from and after the date hereof shall have a sufficient number of shares of Common Stock duly and validly authorized and reserved for issuance to satisfy the conversion, in full, of the Preferred Stock, including payment of the Additional Amount (assuming for purposes of this Section IV.E., a Conversion Price of as defined in the Certificate of Designations), and upon the exercise of the Warrants.

         (2) The Company agrees to increase the percentage of shares on reserve to 200% upon conclusion of the 2002 annual shareholders meeting, where the shareholders will be voting on increasing the number of authorized shares..

         F. Registration Rights Agreement. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

         G. Notice of Certain Events Affecting Registration. The Company will immediately notify the Buyer upon the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of the Securities; (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement to be supplied by amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to Buyer any such supplement or amendment to the related prospectus.

         H. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to Buyer such shares of stock and/or securities as Buyer is entitled to receive pursuant to this Agreement.

         I. Issuance of Preferred Shares. The sale of the Preferred Stock pursuant the Conversion Shares upon conversion of the Preferred Stock shall be made in accordance with the provisions and requirements of Section 4(2) of the

Securities Act and Regulation D promulgated thereunder and any applicable state securities law. The Company shall make all necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to Buyer as required by all applicable Laws, and shall provide a copy thereof to Buyer promptly after such filing; provided, however, that each Buyer agrees to furnish all such information as may reasonably be requested by the Company in order to effect all such filings..

         J. Limitation on Future Financing. The Company agrees that as long as the Buyers own Preferred Stock it will not sell or enter into any agreement to sell any of its securities or incur any indebtedness outside the ordinary course of business, until twelve months after the Closing, without the written notice to investors.

         V.       TRANSFER AGENT INSTRUCTIONS.

         A. The Company undertakes and agrees that no instruction other than the instructions referred to in this Section V and customary stop transfer instructions prior to the registration and sale of the Common Stock pursuant to an effective Securities Act registration statement will be given to its transfer agent for the Common Stock and that the Common Stock issuable upon conversion of the Preferred Stock, including the payment of interest, and upon exercise of the Warrants otherwise shall be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement and applicable Law, including, without limitation, the provisions of the Securities Act and state securities laws. Nothing contained in this Section V.A. shall affect in any way Buyer's obligations and agreement to comply with all applicable securities laws upon resale of such Common Stock. If, at any time, Buyer provides the Company with an opinion of counsel reasonably acceptable to the Company in form and substance reasonably satisfactory to the Company that registration of the resale by Buyer of such Common Stock is not required under the Securities Act and that the removal of restrictive legends is permitted under applicable law, the Company shall permit the transfer of such Common Stock and, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without any restrictive legends endorsed thereon.

         B. The Company shall permit Buyer to exercise its right to convert the Preferred Stock by telecopying an executed and completed Notice of Conversion to the Company. Each date on which a Notice of Conversion is telecopied to and received by the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company shall transmit the certificates evidencing the shares of Common Stock issuable upon conversion of any Preferred Stock to Buyer via express courier, by electronic transfer or otherwise, within five business days after receipt by the Company of the Notice of Conversion (the "Delivery Date").

         C. The Company shall permit Buyer to exercise its right to purchase shares of Common Stock pursuant to exercise of the Warrants in accordance with its applicable terms of the Warrants. The last date that the Company may deliver shares of Common Stock issuable upon any exercise of Warrants is referred to herein as the "Warrant Delivery Date."

         D. The Company understands that a delay in the issuance of the shares of Common Stock issuable upon the conversion of the Preferred Stock (including the payment of interest or upon exercise of the Warrants beyond the applicable Delivery Date or Warrant Delivery Date could result in economic loss to Buyer. As compensation to Buyer for such loss (and not as a penalty), the Company agrees to pay to Buyer for late issuance of Common Stock issuable upon conversion of the Preferred Stock or exercise of the Warrants in accordance with the following schedule (where "No. Business Days" is defined as the number of business days beyond five (5) days from the Delivery Date or the Warrant Delivery Date, as applicable):


                                                   Compensation For Each
                                                     Share of Preferred
                                                         Stock Not
         No. Business Days                            Converted Timely

                        1                              $ 100
                        2                              $ 200
                        3                              $ 300
                        4                              $ 400
                        5                              $ 500
                        6                              $ 600
                        7                              $ 700
                        8                              $ 800
                        9                              $ 900
                       10                              $1000
             more than 10                              $ 200 for each
                                                       Business Day Late
                                                       beyond 10 days

The Company shall pay to Buyer the compensation described above by the transfer of immediately available funds upon Buyer's demand. Nothing herein shall limit Buyer's right to pursue actual damages for the Company's failure to issue and deliver Common Stock to Buyer (which actual damages shall be reduced by the amount of any compensation paid by the Company as described above in this
Section V. D.), and in addition to any other remedies which may be available to Buyer, in the event the Company fails for any reason to effect delivery of such shares of Common Stock within five business days after the relevant Delivery Date or the Warrant Delivery Date, as applicable, Buyer shall be entitled to rescind the relevant Notice of Conversion or exercise of Warrants by delivering a notice to such effect to the Company whereupon the Company and Buyer shall each be restored to their respective original positions immediately prior to delivery of such Notice of Conversion on delivery. The Company may pay the compensation described above in additional shares of Common Stock based upon the Market Price (as defined in the Certificate of Designations) as determined on the date of payment.

         E. Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions relating to the Securities. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, to require the transfer agent for the Common Stock from time to time upon transfer of Securities by Buyer to issue certificates evidencing such Registrable Securities free of legends and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or Buyer.


         VI.      DELIVERY INSTRUCTIONS.

         The Securities shall be delivered by the Company on a "delivery-against-payment basis" at the Closing.

         VII.     CLOSING DATE.

         The date and time of the issuance and sale of the Preferred Shares (the "Closing Date") shall be the date hereof or such other as shall be mutually agreed upon in writing. The issuance and sale of the Securities shall occur on the Closing Date at the offices of the Escrow Agent.

         VIII.    CONDITIONS TO THE COMPANY'S OBLIGATIONS.

         The Buyer understands that the Company's obligation to sell the Securities on the Closing Date to Buyer pursuant to this Agreement is conditioned upon:

         A. Acknowledgment of Delivery by Buyer of the Purchase Price; the Company acknowledges that it received the purchase price of $100,000 in March 1999 upon issuance of a convertible debenture plus $30,000 in accrued interest ($28,525.13 in interest through January 30, 2001 plus the $1,474.87 difference) in exchange for the Preferred Stock as contemplated by the Exchange Agreement.

         B. The accuracy in all material respects on the Closing Date of the representations and warranties of Buyers contained in this Agreement as if made on the Closing Date (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by Buyers in all material respects on or before the Closing Date of all covenants and agreements of Buyers required to be performed by them pursuant to the Agreement on or before the Closing Date;

         C. There shall not be in effect any Law or order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement.

         IX.      CONDITIONS TO BUYER'S OBLIGATIONS.

         The Company understands that Buyer's obligation to purchase the Securities on the Closing Date pursuant to this Agreement is conditioned upon:

         A. Delivery by the Company of one or more certificates (I/N/O Buyer) evidencing the Securities to be purchased by Buyer pursuant to this Agreement;

         B. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date (except for representations and warranties which, by their express terms, speak as of and relate to a specified date, in which case such accuracy shall be measured as of such specified date) and the performance by the Company in all material respects on or before the Closing Date of all covenants and agreements of the Company required to be performed by it pursuant to this Agreement on or before the Closing Date;

         C. Buyer having received an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to counsel for Astor Capital, Inc., as agent for the Buyer.

         D. There not having occurred (i) any general suspension of trading in, or limitation on prices listed for, the Common Stock on the OTC:BB, (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, (iii) the commencement of a war, armed hostilities or other international or national calamity directly or indirectly involving the United States or any of its territories, protectorates or possessions, or (iv) in the case of the foregoing existing at the date of this Agreement, a material acceleration or worsening thereof.

         E. There not having occurred any event or development, and there being in existence no condition, having or which reasonably and foreseeably would have a Material Adverse Effect.

         F. The Company shall have authorized the Escrow Agent in the Release Notice annexed to the Escrow Instructions to pay out of the Gross Proceeds Buyers' out-of-pocket costs and expenses (not to exceed $10,000) incurred in connection with the transactions contemplated by the Preferred Stock and the Agreement (including the fees and disbursements of legal counsel).

         G. There shall not be in effect any Law or order, ruling, judgment or writ of any court or public or governmental authority restraining, enjoining or otherwise prohibiting any of the transactions contemplated by this Agreement.

         L. Delivery of Irrevocable Instructions to the Transfer Agent.


         X.       TERMINATION.

         A. Termination by Mutual Written Consent. This Agreement may be terminated and the transactions contemplated hereby may be abandoned, for any reason and at any time prior to the Closing Date, by the mutual written consent of the Company and Buyer.

         B. Termination by the Company or Buyer. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by action of the Company or Buyer if (i) the Closing shall not have occurred at or prior to 5:00 p.m., New York City time, on March 15, 2002; provided, however, that the right to terminate this Agreement pursuant to this Article X B(i) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur at or before such time and date or (ii) any court or public or governmental authority shall have issued an order, ruling, judgment or writ, or there shall be in effect any Law, restraining, enjoining or otherwise prohibiting the consummation of any of the transactions contemplated by this Agreement.

         C. Termination by Buyer. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by Buyer at any time prior to the Closing Date, if (i) the Company shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement,
(ii) there shall have been a breach by the Company with respect to any representation or warranty made by it in this Agreement, or (iii) there shall have occurred any event or development, or there shall be in existence any condition, having or reasonably and foreseeably likely to have a Material Adverse Effect.

L. Termination by the Company. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by the Company at any time prior to the Closing Date, if (i) any Buyer shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement or (ii) there shall have been a breach by any Buyer with respect to any representation or warranty made by it in this Agreement or (iii) there is a failure of any condition to the Company's obligations as set forth in Section VIII hereof .

M. Fees and Expenses of Termination. If this Agreement is terminated for any
reason, the Company shall reimburse    n/a    as agent for the Buyers for
their out-of-pocket costs and expenses incurred in connection with the transactions contemplated by this Agreement in an amount not to exceed
$   n/a    in the aggregate (including, but not limited to, the fees and disbursements of Buyers' legal counsel.)


         XI.      SURVIVAL; INDEMNIFICATION.

         A. The representations, warranties and covenants made by each of the Company and Buyer in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby until the second anniversary of the Closing Date. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement , irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

         B. The Company hereby agrees to indemnify and hold harmless the Buyer, its Affiliates and their respective officers, directors, partners and members

(collectively, the "Buyer Indemnitees"), from and against any and all losses, claims, damages, judgments, penalties, liabilities and deficiencies (collectively, "Losses"), and agrees to reimburse the Buyer Indemnitees for all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Buyer Indemnitees and to the extent arising out of or in connection with:

                           1. any material misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

                  2. any failure by the Company to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement.

         C. Buyer hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Losses, and agrees to reimburse the Company Indemnitees for all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

                  1. any material misrepresentation, omission of fact, or breach of any of Buyer's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by Buyer pursuant to this Agreement; or

                  2. any failure by Buyer to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any instrument, certificate or agreement entered into or delivered by Buyer pursuant to this Agreement.

         D. Promptly after receipt by either party hereto seeking indemnification pursuant to this Section XI (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this
Section XI is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel (together with appropriate local counsel) and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party and the Indemnifying Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably-determined by legal counsel to the Indemnified Party, (i) potentially differing interests between such parties in the conduct of the defense of such Claim, or (ii) if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party and which can not be presented by counsel to the Indemnifying Party, or
(z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x),
(y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same Jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment and does involve any continuing obligations.

         E. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration in Los Angeles, California conducted in accordance with the commercial procedures and rules of the American Arbitration Association. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

         F. In no event shall any (i) Investor be required to undertake liability to any person for any amounts in excess of the dollar amount of the proceeds to be received by such Investor from the sale of such Investor's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement; provided, however, in the event of fraud by the Investor (in the case of (i) above) or underwriter (in the case of (ii) above), there shall be no such dollar amount limitation.

         XII. GOVERNING LAW; MISCELLANEOUS.

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, without regard to the conflicts of law principles of such state. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Los Angeles or the state courts of the State of California sitting in the City of Los Angeles in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. In any action or proceeding brought by a party arising out of, resulting from or relating to the transactions contemplated by this Agreement, the prevailing party shall be entitled to recover the reasonable costs and expenses incurred by it in connection with that action or proceeding, including but not limited to, attorney's fees. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         XIII. NOTICES. Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally or by overnight courier service, or, if mailed, three (3) days after the date of deposit in the United States mails, as follows:

         (1)      if to the Company, to:

                  Diamond Entertainment Corporation
                  800 Tucker Lane
                  Walnut, California 91789
                  Attention:  President

                  with a copy to:

                  Naccarato & Associates
                  19600 Fairchild, Suite 260
                  Irvine, California  92612
                  Attention: Owen Naccarato

         (2) if to Buyer, to the address set forth on the signature page hereof.

                  with a copy to:

The Company or Buyer may change the foregoing address by notice given pursuant to this Section XVIII.

         XIV. CONFIDENTIALITY. Each of the Company and Buyer agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law (including, without limitation, pursuant to Item 10 of Rule 601 of Regulation S-K under the Securities Act and the Exchange Act).

         XV. ASSIGNMENT. This Agreement shall not be assignable by either of the parties hereto prior to the Closing without the prior written consent of the other party, and any attempted assignment contrary to the provisions hereby shall be null and void; provided, however, that Buyer may assign its rights and obligations hereunder, in whole or in part, to any affiliate of Buyer who furnishes to the Company the representations and warranties set forth in Section II hereof and otherwise agrees to be bound by the terms of this Agreement.

         XVI. BROKERS. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party whose fee shall be paid by the Company. The Company on the one hand, and Buyer, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

         XVII. FEES AND EXPENSES. The Company agrees to pay Buyers' expenses incident to the performance of its obligations hereunder (including, but not limited to the fees, expenses and disbursements of Buyers' legal counsel) in an amount not to exceed $5,000 in the aggregate.


                  [THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the date first above written.

                                  DIAMOND ENTERTAINMENT CORPORATION



                                  By: /s/ James K.T.Lu
                                      ------------------
                                         James K.T. Lu
                                         President & Chief Executive Officer



                                  Balmore Funds S.A.


                                  By: /s/ Gisela Kindle
                                      ------------------

                                                            Name:
                                                            Title:


Jurisdiction of Incorporation:

Address:

                           ====================
                           --------------------
Telephone No.              --------------------
Fax No.                    --------------------
e-mail                     --------------------
Social Security or E.I.N Number:--------------------



Amount of Investment:

Number of Preferred Shares to be Purchased:

Number of Warrants to be Purchased:

               Purchaser / Number of Preferred Shares and Warrants



Name and Residence               Number of Shares          Dollar Amount
of Purchaser                     Received                 of Investment

Balmore S.A.                     Preferred Shares: 13     $100,000.00
                                                          $ 30,000 in
                                                          accrued interest
Fax No.: (212) 586-8244                                   ($28,525.13 interest
                                                          Plus a $1,474.87
                                                          Payment to the
                                                          Company). Invested
                                                          in March 26, 1999



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